SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D. C.  20549


                                 FORM 8-K


                              Current Report
                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   September 18, 1996


                          ENNIS BUSINESS FORMS, INC.
           (Exact name of registrant as specified in its charter)


                                   TEXAS
                (State or other jurisdiction of incorporation)



      1-5807                                              75-0256410
(Commission File Number)                 (IRS Employer Identification No.)



 107 N. Sherman Street, Ennis, Texas                         75119
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code (972) 872-3100



                                 No Change
         (Former name or former address, if changed since last report)


             SECURITIES AND EXCHANGE COMMISSION

                          FORM 8-K



Item 5.   Other Events

      On September 18, 1996, the Company announced management changes along with a change in the Board of Directors. Nelson Ward was elected President and Chief Operating Officer to succeed Charles Ray, who in addition resigned from the Board of Directors. Mr. Ward was elected to the Board of Directors to fill the vacancy created by Mr. Ray's resignation.



Item 7.   Financial Statements and Exhibits

      (c) Exhibits

         20.   Press Release dated September 18, 1996



                         SIGNATURES


        Pursuant  to  the  requirements  of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ENNIS BUSINESS FORMS,
INC.




Date:  September 25, 1996          /s/Victor V. DiTommaso
                                   Victor V. DiTommaso
                                   Vice President - Finance,
                                   Secretary and Treasurer